UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016 (December 16, 2016)

SINO FORTUNE HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-201037	35-2507568
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

2299 West Yan’an Road, Shanghai Mart Tower, 24th Floor, Room 2403, Changning District, Shanghai 200336, China

(Address of Principal Executive Offices)

Registrant’s telephone number: +86 021-2357-0077

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2016, Mr. Yang Chin Leong tendered his resignation as secretary of the Company for personal reasons, which the Board of Directors accepted on December 16, 2016 with effect immediately. There was no disagreement or dispute between Mr. Yang and the Company, the Company’s Management or the Board of Directors which led to his termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sino Fortune Holding Corporation
Date: December 22, 2016

	By:	/s/ Bodang Liu
	Name:	Bodang Liu
	Title:	Chief Executive Officer